Contact:
Wayne A. Schellhammer
Chairman & Chief Executive Officer
American CareSource Holdings, Inc.
Tel. 214-596-2400

FOR IMMEDIATE RELEASE

                     AMERICAN CARESOURCE HOLDINGS ANNOUNCES
                      SECOND QUARTER 2006 FINANCIAL RESULTS

Irving, TX, August 11, 2006 - American CareSource Holdings, Inc. (OTCBB:
ACSH.OB) today announced financial results for the quarter and six months ended June 30, 2006.

Net revenue increased 172% to $2.8 million in the second quarter of 2006 from $1.0 million in the second quarter of 2005.The contribution margin from these sales increased to $660 thousand in 2006 from a negative $52 thousand in 2005. Net loss for the quarter ended June 30, 2006 was $264 thousand, or $0.02 per share, compared to a loss of $679 thousand, or $0.05 per share, in the prior year.

For the six months ended June 30, 2006 net revenue increased 125% to $5.3 million from $2.3 million in the first six months of 2005. The contribution margin from these sales increased to $1.1 million in 2006 from a negative $5 thousand in 2005. Net loss for the six months ended June 30, 2006 was $524 thousand, or $0.04 per share, compared to a loss of $1.2 million, or $0.10 per share, in the prior year. Cash used in operations decreased from $907 thousand for the six months ended June 30, 2005 to $248 thousand in the first six months of 2006.

"We are pleased to report significant growth during the second quarter as we continue to build sales momentum," stated Wayne A. Schellhammer, Chief Executive Officer and Chairman of the Board for American CareSource Holdings. "While our sales cycle is proving to be slightly longer than we anticipated, we are very encouraged with our near term sales prospects."

About American CareSource Holdings, Inc.

American CareSource Holdings, Inc is a comprehensive ancillary care service provider offering a national network of more than 21,000 ancillary provider locations. American CareSource Holdings, Inc.'s ancillary network management provides a complete outsourced solution for a wide variety of healthcare payors and plan sponsors including self-insured employers, indemnity insurers, PPOs, HMOs, third party administrators and both the Federal and local governments. Through its product offerings, American CareSource Holdings, Inc. offers its clients substantial discounts on services rendered through its network of ancillary care providers in more than 30 service categories.

                                     (more)

Any statements that are not historical facts contained in this release are forward-looking statements particularly those statements related to potential annual billed revenue under the client implementation and the number of additional payors that may be added to the company's network. It is possible that the assumptions made by American CareSource Holdings, Inc. for purposes of such statements may not materialize in that actual results could differ materially from anticipated results. The client for which services are to be provided may terminate its agreement, providers may withdraw from the company's program or other factors may affect the ability of the Company to recognize any revenue in connection with their relationship. Such statements may involve further risks and uncertainties, including but not limited to those relating to product demand, pricing, market acceptance, the effect of economic conditions, and intellectual property rights, and the outcome of competitive products, risks in product development, the results of financing effort, the ability to complete transactions, regulatory conditions and other risks identified in this release, and the Securities and Exchange Commission filings of American CareSource Holdings, Inc.

                                       ###

                               (Tables to Follow)

AMERICAN CARESOURCE HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                                                                  As of
                                                                                    June 30,                December 31,
ASSETS                                                                                2006                     2005
                                                                                 ==============           ==============
CURRENT ASSETS

   Cash                                                                          $    5,370,354           $       23,399
   Accounts Receivable                                                                1,670,154                  482,159
   Other                                                                                114,349                   30,151
Total Current Assets                                                                  7,154,857                  535,709

Net Property, Plant, and Equipment                                                      154,747                  175,608

Intangible Assets                                                                     1,814,610                1,921,401
Goodwill                                                                              4,361,299                4,361,299
Total Assets                                                                     $   13,485,513           $    6,994,017
                                                                                 ==============           ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Due to Service Providers                                                      $    1,400,909           $      386,217
   Accounts Payable and Accrued Liabilities                                             560,570                  352,383
   Current Maturities of Long-Term Debt                                                 346,933                   20,231
Total Current Liabilities                                                             2,308,412                  758,831

Long-Term Debt                                                                           48,858                3,845,929

Total Liabilities                                                                     2,357,270                4,604,760

STOCKHOLDERS' EQUITY:

Common Stock-par value $0.01, 40,000,000 shares authorized                              144,521                  123,713
 and 14,452,071 and 12,371,309 shares issued and outstanding as of
 June 30, 2006 and December 31, 2005 respectively Preferred Stock-par
 value $0.01, 10,000,000 shares authorized and none outstanding                               0                        0
Additional Paid in Capital                                                           16,884,584                7,734,800
Deferred Debt Issuance Cost                                                            (138,900)                (231,500)
Accumulated (Deficit)                                                                (5,761,962)              (5,237,756)

Total Stockholders' Equity                                                           11,128,243                2,389,257

Total Liabilities and Equity                                                     $   13,485,513           $    6,994,017
                                                                                 ==============           ==============

See notes to unaudited consolidated financial statements.

AMERICAN CARESOURCE HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                  Three Months Ended
                                                                       June 30,
                                                             2006                     2005
                                                        ---------------------------------------
REVENUES
Net Ancillary Health                                    $    2,796,623           $    1,005,014
Patient Claims Processing                                       33,318                   33,803
                                                        ---------------------------------------
Net Revenue                                                  2,829,941                1,038,817

Total Cost of Revenues                                       2,169,835                1,090,913
                                                        ---------------------------------------

Contribution Margin                                            660,106                  (52,096)
                                                        ---------------------------------------

Selling, General, and Administrative Expense                   804,225                  482,812
Depreciation and Amortization                                   80,099                   83,912
                                                        ---------------------------------------

Total Operating Expense                                        884,324                  566,724
                                                        ---------------------------------------

Operating (Loss)                                              (224,218)                (618,820)
                                                        ---------------------------------------

Other (Income) Expense                                          34,754                   (7,378)
Debt Issuance Cost                                              46,300                   35,748
Net Interest and Finance Cost                                  (41,303)                  31,563
                                                        ---------------------------------------

Total Other Expense                                             39,751                   59,933

Net (Loss) Before Income Tax                                  (263,969)                (678,753)
Income Tax Expense                                                   0                        0
                                                        ---------------------------------------

Net (Loss)                                              $     (263,969)          $     (678,753)
                                                        =======================================

NET LOSS PER SHARE - BASIC AND DILUTED                  $        (0.02)          $        (0.05)

WEIGHTED AVERAGE COMMON SHARES                              14,447,061               12,371,309

See notes to unaudited consolidated financial statements.

AMERICAN CARESOURCE HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                   Six Months Ended
                                                                       June 30,
                                                             2006                     2005
                                                        ---------------------------------------
REVENUES
Net Ancillary Health                                    $    5,228,855           $    2,213,876
Patient Claims Processing                                       65,467                  134,125
                                                        ---------------------------------------
Net Revenue                                                  5,294,322                2,348,001

Total Cost of Revenues                                       4,215,309                2,352,552
                                                        ---------------------------------------

Contribution Margin                                          1,079,013                   (4,551)
                                                        ---------------------------------------

Selling, General, and Administrative Expense                 1,335,490                  937,890
Depreciation and Amortization                                  158,347                  160,426
                                                        ---------------------------------------

Total Operating Expense                                      1,493,837                1,098,316
                                                        ---------------------------------------

Operating (Loss)                                              (414,824)              (1,102,867)
                                                        ---------------------------------------

Other (Income) Expense                                          37,386                   (7,378)
Debt Issuance Cost                                              92,600                   59,580
Net Interest and Finance Cost                                  (20,604)                  42,180
                                                        ---------------------------------------

Total Other Expense                                            109,382                   94,382

Net (Loss) Before Income Tax                                  (524,206)              (1,197,249)
Income Tax Expense                                                   0                        0
                                                        ---------------------------------------

Net (Loss)                                              $     (524,206)          $   (1,197,249)
                                                        =======================================

NET LOSS PER SHARE - BASIC AND DILUTED                  $        (0.04)          $        (0.10)

WEIGHTED AVERAGE COMMON SHARES                              13,862,855               12,371,309

See notes to unaudited consolidated financial statements.

AMERICAN CARESOURCE HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                Six Months              Six Months
                                                                                  Ended                   Ended
                                                                              June 30, 2006           June 30, 2005
                                                                              --------------------------------------
OPERATING ACTIVITIES:
  Net loss                                                                    $     (524,206)         $   (1,197,249)
  Adjustments to reconcile net loss to net cash used in
   operating  activities:
       Stock option compensation expense                                              74,392                      --
       Depreciation and amortization                                                 158,347                 160,426
       Compensation expense related to warrants                                       92,600                  59,580
       (Gain) on Disposal of Assets                                                       --                  (7,378)
  Changes in operating assets and liabilities:
       (Increase) decrease in accounts receivable                                 (1,187,995)                 23,769
       (Increase) in other current assets                                            (84,198)                (39,598)
       Increase  in accounts payable and accrued liabilities                         208,187                 100,180
       Increase (decrease) in amounts payable to service providers                 1,014,692                  (7,187)
                                                                              --------------------------------------

            Net cash used in operating activities                                   (248,181)               (907,457)
                                                                              --------------------------------------

INVESTING ACTIVITIES:
  Purchase of Property and equipment                                                 (30,695)               (188,021)
  Proceeds from the Sale of Equipment                                                     --                  31,656
                                                                              --------------------------------------

            Net cash used in investing activities                                    (30,695)               (156,365)
                                                                              --------------------------------------

FINANCING ACTIVITIES:
  Borrowings from line of credit                                                     200,000               1,993,328
  Payment on line of credit or long term debt                                     (3,670,369)                (43,256)
  Net proceeds from the exercising of stock options                                   26,352                      --
  Net proceeds from the sale of capital stock                                      9,069,848                      --
  Net (payments) to parent company                                                        --                (873,339)
                                                                              --------------------------------------

            Net cash provided by financing activities                         $    5,625,831          $    1,076,733
                                                                              --------------------------------------

NET INCREASE IN CASH AND CASH  EQUIVALENTS                                    $    5,346,955          $       12,911

CASH AND CASH EQUIVALENTS AT  BEGINNING OF PERIOD                                     23,399                  16,749
                                                                              --------------------------------------

CASH AND CASH EQUIVALENTS AT  END OF PERIOD                                   $    5,370,354          $       29,660
                                                                              ======================================

Supplemental disclosures cash flow information
  Cash paid for interest expense                                              $       46,995          $       41,133

See notes to unaudited consolidated financial statements.